Fees Summary	Feb. 20, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,500,000
Previously Paid Amount	15,163.38
Total Fee Amount	6,835.95
Total Offset Amount	6,835.95
Net Fee	$ 0